UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 16, 2016, Provectus Biopharmaceuticals, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the conclusion of an investigation by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors regarding certain irregularities in travel expense advancements and reimbursements of H. Craig Dees, Ph.D., the Company’s former Chief Executive Officer, Chairman of the Board of Directors and one of the co-founders of the Company. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “Commission”), the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01.	Other Events.

As reported in the Company’s press release furnished with the Company’s Current Report on Form 8-K filed with the Commission on February 29, 2016, in connection with the resignation of Dr. Dees as the Company’s Chief Executive Officer and Chairman of the Board of Directors, which was effective February 27, 2016, the Audit Committee conducted a review of Company procedures, policies and practices, including travel expense advancements and reimbursements. The Audit Committee retained independent counsel and an advisory firm with forensic accounting expertise to assist the Audit Committee in conducting the investigation.

On March 15, 2016, the Audit Committee completed this investigation and made the following findings: (1) in 2015, Dr. Dees received $898,430 in travel expense advances but submitted receipts totaling only $297,170, most of which did not appear to be authentic; (2) in 2014, Dr. Dees received $819,000 for travel expense advances, for which no receipts were submitted; and (3) in 2013, Dr. Dees received $752,034 for travel expense advances; no receipts were submitted by Dr. Dees for $698,000 of these expenses and $54,034 of submitted receipts did not appear to be authentic. The Company intends to pursue collection efforts on all of Dr. Dees’ unsubstantiated travel expenses.

The Company is currently proceeding as quickly as possible to complete, but has not yet completed, its quantification and evaluation of the specific impact of the issues identified in the Audit Committee’s report on the Company’s financial statements, but the Company does not expect the Audit Committee’s findings to have a material impact on the Company’s financial statements. The Company is also evaluating the impact of the Audit Committee’s findings on the Company’s internal control over financial reporting. The Audit Committee is also in the process of implementing the recommendations made by counsel to the Audit Committee to remediate these issues, including but not limited to the appointment of an interim Chief Financial Officer to assist in the organization and strategic operation of the Company as to its procedures and daily operations of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 16, 2016

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the effect on the Company’s financial statements of the Audit Committee’s findings. In some cases, such forward-looking statements can be identified by terms such as “may,” “will,” “should,” “intend,” “expect,” “plan,” “believe,” “estimate,” “predict,” or similar terms. Such forward-looking statements reflect the current intent, belief, and expectations of our management and are subject to risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that may cause future results to differ materially from our current expectations include, among other things, the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the Audit Committee’s findings on the Company’s financial statements and the risk that the completion and filing of the Company’s Annual Report on Form 10-K will take longer than expected. All forward-looking statements contained herein are based on information available to the Company as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2016

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 16, 2016